SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2025
Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
General Information and Basis of Presentation
Eaton Corporation plc (Eaton or the Company) is an intelligent power management company dedicated to protecting the environment and improving the quality of life for people everywhere. We make products for the data center, utility, industrial, commercial, machine building, residential, aerospace and mobility markets. We are guided by our commitment to operate sustainably and with the highest ethical standards. Our work is helping to solve the world’s most urgent power management challenges and building a more sustainable society for people today and for future generations.
Founded in 1911, Eaton has continuously evolved to meet the changing and expanding needs of our stakeholders. With revenues of $27.4 billion in 2025, the Company serves customers in 180 countries.
The consolidated financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States. Preparation of the consolidated financial statements requires management to make estimates and assumptions that affect amounts reported in the consolidated financial statements and notes. Actual results could differ from these estimates. Management has evaluated subsequent events through the date the consolidated financial statements were filed with the Securities and Exchange Commission.
The consolidated financial statements include the accounts of Eaton and all subsidiaries and other entities it controls. Intercompany transactions and balances have been eliminated. The equity method of accounting is used for investments in associate companies where the Company has significant influence and generally a 20% to 50% ownership interest. Equity investments are evaluated for impairment whenever events or circumstances indicate the book value of the investment exceeds fair value. An impairment would exist if there is an other-than-temporary decline in value. Investments in associate companies included in Other assets on the Consolidated Balance Sheets were $903 million and $872 million as of December 31, 2025 and 2024, respectively. Income from these investments was $8 million, $12 million, and $20 million for 2025, 2024 and 2023, respectively, and reported in Other expense (income) - net on the Consolidated Statements of Income. Eaton does not have off-balance sheet arrangements with unconsolidated entities.
Eaton's reporting currency is United States Dollars (USD). The functional currency for most subsidiaries is their local currency. Financial statements for these subsidiaries are translated at exchange rates in effect at the balance sheet date as to assets and liabilities and weighted-average exchange rates as to revenues and expenses. The resulting translation adjustments are recognized in Accumulated other comprehensive loss. Monetary assets and liabilities denominated in currencies other than the functional currency of the subsidiary are remeasured to the functional currency at the exchange rate in effect at the balance sheet date. For subsidiaries operating in highly inflationary economies, non-monetary assets and liabilities such as inventory and property, plant and equipment and their related expenses are remeasured at historical exchange rates, while monetary assets and liabilities are remeasured at exchange rates in effect at the balance sheet date. Remeasurement adjustments for these subsidiaries are recognized in income. Gains from the remeasurement of foreign currency were $13 million, $15 million, and $27 million for 2025, 2024 and 2023, respectively, net of the impact of currency exchange contracts.
During the first quarter of 2026, Eaton re-segmented certain business segments due to a reorganization of the Company's businesses. The new segment is Mobility, which consists of the legacy Vehicle and eMobility segments. Historical segment information has been recast to reflect this change.
Certain prior year amounts have been reclassified to conform to the current year presentation.
Adoption of New Accounting Standards
Eaton adopted Accounting Standards Update 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (ASU 2023-09), in the fourth quarter of 2025 on a prospective basis. This accounting standard requires disaggregated income tax disclosures on an annual basis, including information on the Company’s effective income tax rate reconciliation and income taxes paid. The adoption of the standard did not have a material impact on the consolidated financial statements.
Eaton adopted Accounting Standards Update 2025-05, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses for Accounts Receivable and Contract Assets (ASU 2025-05), in the fourth quarter of 2025 on a prospective basis. This accounting standard provides a practical expedient allowing entities to assume that current conditions as of the balance sheet date remain unchanged over the remaining life of the asset when estimating expected credit losses. The adoption did not have a material impact on the consolidated financial statements and related disclosures.
Goodwill and Indefinite Life Intangible Assets
Goodwill is evaluated annually for impairment as of July 1 using either a quantitative or qualitative analysis. Additionally, goodwill is evaluated for impairment whenever an event occurs or circumstances change that would indicate that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. Goodwill is tested for impairment at the reporting unit level, and is based on the net assets for each reporting unit, including goodwill and intangible assets. The Company’s reporting units are equivalent to the business segments, except for the Aerospace segment which has two reporting units. Goodwill is assigned to each reporting unit, as this represents the lowest level that constitutes a business and is the level at which management regularly reviews the operating results. The Company performs a quantitative analysis using a discounted cash flow model and other valuation techniques, but may elect to perform a qualitative analysis.
The annual goodwill impairment test was performed using a qualitative analysis in 2025 for all reporting units other than the legacy eMobility reporting unit which used a quantitative analysis in 2025. The annual goodwill impairment test was performed using a quantitative analysis in 2024 for all reporting units other than the legacy Vehicle and eMobility reporting units which used a qualitative analysis in 2024. A qualitative analysis is performed by assessing certain trends and factors, including projected market outlook and growth rates, forecasted and actual sales and operating profit margins, discount rates, industry data, and other relevant qualitative factors. These trends and factors are compared to, and based on, the assumptions used in the most recent quantitative analysis performed for each reporting unit. The results of the qualitative analyses did not indicate a need to perform quantitative analysis.
Quantitative analyses were performed by estimating the fair value of the reporting unit using a discounted cash flow model. The model includes estimates of future cash flows, future growth rates, terminal value amounts, and the applicable weighted-average cost of capital used to discount those estimated cash flows. The future cash flows were based on the Company's long-term operating plan and a terminal value was used to estimate the reporting unit's cash flows beyond the period covered by the operating plan. The weighted-average cost of capital is an estimate of the overall after-tax rate of return required by equity and debt market holders of a business enterprise. These analyses require the exercise of judgments, including judgments about appropriate discount rates, perpetual growth rates, revenue growth, and margin assumptions. Sensitivity analyses were performed around certain of these assumptions in order to assess the reasonableness of the assumptions and the resulting estimated fair values.
Based on these analyses performed in 2025 and 2024, the fair value of Eaton's reporting units continue to substantially exceed their respective carrying amounts and thus, no impairment exists.
Indefinite life intangible assets consist of certain trademarks. They are evaluated annually for impairment as of July 1 using either a quantitative or qualitative analysis to determine whether their fair values exceed their respective carrying amounts. Indefinite life intangible asset impairment testing for 2025 and 2024 was performed using a quantitative analysis. The Company determines the fair value of these assets using a royalty relief methodology similar to that employed when the associated assets were acquired, but using updated estimates of future sales, cash flows, and profitability. Additionally, indefinite life intangible assets are evaluated for impairment whenever an event occurs or circumstances change that would indicate that it is more likely than not that the asset is impaired. For 2025 and 2024, the fair value of indefinite lived intangible assets exceeded the respective carrying value.
For additional information about goodwill and other intangible assets, see Note 6.
Leases
The Company determines if an arrangement is a lease at inception. Operating lease assets and liabilities are recognized at the commencement date of the lease based on the present value of lease payments over the lease term. Lease assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. As most leases do not provide an implicit interest rate, Eaton typically uses its incremental borrowing rate based on the information available at the lease commencement date in determining the present value of lease payments. The length of a lease term includes options to extend or terminate the lease when it is reasonably certain that the Company will exercise those options. The Company made an accounting policy election to not recognize lease assets or liabilities for leases with a term of 12 months or less. Additionally, when accounting for leases, the Company combines payments for leased assets, related services and other components of a lease.
Other Long-Lived Assets
Depreciation and amortization for property, plant and equipment, and intangible assets subject to amortization, are generally computed by the straight-line method and included in Cost of products sold, Selling and administrative expense, and Research and development expense, as appropriate. The Company uses the following depreciation and amortization periods:

Category	Estimated useful life or amortization period
Buildings	Generally 40 years
Machinery and equipment	3 - 10 years
Software	5 - 15 years
Customer relationships, certain trademarks, and patents and technology	Weighted-average of 18 years
Other long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate the carrying amount may not be recoverable. Upon indications of impairment, assets and liabilities are grouped at the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets and liabilities. The asset group would be considered impaired when the estimated future net undiscounted cash flows generated by the asset group are less than its carrying value. Determining asset groups and underlying cash flows requires the use of significant judgment.
Retirement Benefits Plans
For the principal pension plans in the United States, Canada, Puerto Rico, and the United Kingdom, the Company uses a market-related value of plan assets to calculate the expected return on assets used to determine net periodic benefit costs. The market-related value of plan assets is a calculated value that recognizes changes in the fair value of plan assets over a five year period. All other plans use fair value of plan assets.
Net actuarial gains or losses are amortized to expense on a plan-by-plan basis when they exceed the accounting corridor. The Company’s corridors are set at either 8% or 10%, depending on the plan, of the greater of the plan assets or benefit obligations. Gains or losses outside of the corridor are subject to amortization over an average employee future service period that differs by plan. If most or all of the plan’s participants are no longer actively accruing benefits, the average life expectancy is used. The amortization periods on a weighted average basis for United States and Non-United States pension plans are approximately 21 years and 10 years, respectively. The amortization period for other postretirement benefits plans is 9 years.
Asset Retirement Obligations
A conditional asset retirement obligation is recognized at fair value when incurred if the fair value of the liability can be reasonably estimated. Uncertainty about the timing or method of settlement of a conditional asset retirement obligation would be considered in the measurement of the liability when sufficient information exists. Eaton believes that for substantially all of its asset retirement obligations, there is an indeterminate settlement date because the range of time over which the Company may settle the obligation is unknown or cannot be estimated. A liability for these obligations will be recognized when sufficient information is available to estimate fair value.
Income Taxes
Deferred income tax assets and liabilities are determined based on the difference between the financial statement and tax basis of the respective assets and liabilities, using enacted tax rates in effect for the year when the differences are expected to reverse. Deferred income tax assets are recognized for income tax loss carryforwards and income tax credit carryforwards. Judgment is required in determining and evaluating income tax provisions and valuation allowances for deferred income tax assets. Eaton recognizes an income tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by taxing authorities, based on the technical merits of the position. Eaton evaluates and adjusts the amount of unrecognized income tax benefits based on changes in facts and circumstances. Eaton recognizes interest and penalties related to unrecognized income tax benefits in the provision for income tax expense. Eaton's policy is to recognize income tax effects from accumulated other comprehensive income when individual units of account are sold, terminated, or extinguished. For additional information about income taxes, see Note 12.
Derivative Financial Instruments and Hedging Activities
In the normal course of business, Eaton is exposed to certain risks related to fluctuations in interest rates, currency exchange rates and commodity prices. The Company uses various derivative and non-derivative financial instruments, primarily interest rate swaps, currency forward exchange contracts, currency swaps and commodity contracts to manage risks from these market fluctuations. The instruments used by Eaton are straightforward, non-leveraged instruments. The counterparties to these instruments are financial institutions with strong credit ratings. Eaton maintains control over the size of positions entered into with any one counterparty and regularly monitors the credit rating of these institutions. Such instruments are not purchased and sold for trading purposes.
Derivative financial instruments are accounted for at fair value and recognized as assets or liabilities in the Consolidated Balance Sheets. Accounting for the gain or loss resulting from the change in the fair value of the derivative financial instrument depends on whether it has been designated as part of a hedging relationship, is effective and the nature of the hedging activity. Eaton formally documents all relationships between derivative financial instruments accounted for as designated hedges and the hedged item, as well as its risk-management objective and strategy for undertaking the hedge transaction. This process includes linking derivative financial instruments to a recognized asset or liability, specific firm commitment, forecasted transaction, or net investment in a foreign operation. These financial instruments can be designated as:
•Hedges of the change in the fair value of a recognized fixed-rate asset or liability, or the firm commitment to acquire such an asset or liability (a fair value hedge); for these hedges, the gain or loss from the derivative financial instrument, as well as the offsetting loss or gain on the hedged item attributable to the hedged risk, are recognized in income during the period of change in fair value.
•Hedges of the variable cash flows of a recognized variable-rate asset or liability, or the forecasted acquisition of such an asset or liability (a cash flow hedge); for these hedges, the gain or loss from the derivative financial instrument is recognized in Accumulated other comprehensive income and reclassified to income in the same period when the gain or loss on the hedged item is included in income.
•Hedges of the currency exposure related to a net investment in a foreign operation (a net investment hedge); for these hedges, the gain or loss from the derivative financial instrument is recognized in Accumulated other comprehensive income and reclassified to income in the same period when the gain or loss related to the net investment in the foreign operation is included in income.
The gain or loss from a derivative financial instrument designated as a hedge is classified in the same line of the Consolidated Statements of Income as the offsetting loss or gain on the hedged item. The cash flows resulting from these financial instruments are classified in operating activities on the Consolidated Statements of Cash Flows. For derivatives that are not designated as a hedge, any gain or loss is immediately recognized in income. The majority of derivatives used in this manner relate to risks resulting from assets or liabilities denominated in a foreign currency and certain commodity contracts that arise in the normal course of business.
Eaton uses currency exchange contracts and certain of its debt denominated in foreign currency to hedge portions of its net investments in foreign operations against foreign currency exposure (net investment hedges). The Company uses the spot rate method to assess hedge effectiveness when currency exchange contracts are used in net investment hedges. Under this method, changes in the spot exchange rate are recognized in Accumulated other comprehensive loss. Changes related to the forward rate are excluded from the hedging relationship and the forward points are amortized to Interest expense - net on a straight-line basis over the term of the contract. The cash flows resulting from these currency exchange contracts are classified in investing activities on the Consolidated Statements of Cash Flows.
Currency exchange contracts not designated as hedges are primarily contracts entered into to manage currency volatility or exposure on intercompany receivables, payables and loans. While Eaton does not elect hedge accounting treatment for these derivatives, Eaton targets managing 95% to 100% of the intercompany balance sheet exposure to minimize the effect of currency volatility related to the movement of goods and services in the normal course of its operations. This activity represents the great majority of these currency exchange contracts. The cash flows resulting from the settlement of these derivatives have been classified in investing activities in the Consolidated Statements of Cash Flows.
Recently Issued Accounting Pronouncements
In November 2024, the FASB issued Accounting Standards Update 2024-03, Income Statement – Reporting Comprehensive Income – Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses (ASU 2024-03). This accounting standard requires disaggregated income statement expense disclosures on an annual and interim basis, including inventory purchases, employee compensation, depreciation, and intangible asset amortization for each income statement line item that contains these expenses. The standard also requires disclosure of total selling expenses on an annual and interim basis, and the definition of those expenses disclosed annually. ASU 2024-03 is effective for annual reporting periods beginning after December 15, 2026 and interim reporting periods beginning after December 15, 2027, and may be applied prospectively or retrospectively. The Company is evaluating the impact of ASU 2024-03 and expects the standard will only impact its disclosures with no material impact to the consolidated financial statements.
In September 2025, the FASB issued Accounting Standards Update 2025-06, Intangibles – Goodwill and Other – Internal-Use Software (Subtopic 350-40) Targeted Improvements to the Accounting for Internal-Use Software (ASU 2025-06). This accounting standard changes when software project costs should be capitalized by removing all references to development stages and requiring costs to be capitalized when (1) the Company authorizes and commits to funding the software project and (2) it is probable the software project will be completed. The standard also requires additional annual and interim disclosures, including the capitalized software balance and accumulated amortization. ASU 2025-06 is effective for annual reporting periods, including interim reporting periods within those annual periods, beginning after December 15, 2027, with early adoption permitted and may be applied prospectively, retrospectively, or using a modified prospective transition approach. The Company is evaluating the impact of ASU 2025-06 to the consolidated financial statements and related disclosures.
In December 2025, the FASB issued Accounting Standards Update 2025-10, Government Grants (Topic 832) – Accounting for Government Grants Received by Business Entities (ASU 2025-10). This accounting standard requires a government grant to be recognized when (1) it is probable the conditions of the grant will be met and (2) the grant will be received. ASU 2025-10 is effective for annual reporting periods, including interim reporting periods within those annual periods, beginning after December 15, 2028, with early adoption permitted and may be applied using a modified prospective approach, modified retrospective approach, or a retrospective approach. The Company is evaluating the impact of ASU 2025-10 to the consolidated financial statements and related disclosures.